April 21, 2017                                        Exhibit 99.1
Park National Corporation reports first quarter
2017 financial results

NEWARK, Ohio - Park National Corporation (Park) (NYSE MKT: PRK) today announced financial results for the first quarter of 2017 (three months ended March 31, 2017). Park’s board of directors also declared a quarterly cash dividend of $0.94 per common share, payable on June 9, 2017 to common shareholders of record as of May 19, 2017.
Park reported $20.3 million in net income for the first quarter of 2017, an 8.5 percent increase from $18.7 million for the same period in 2016. Net income per diluted common share for the first quarter of 2017 was $1.31, compared to $1.21 in the first quarter of 2016.
Park's community-banking subsidiary, The Park National Bank, reported net income of $21.5 million for the first quarter of 2017, compared to $21.7 million for the first quarter of 2016. The bank had total assets of $7.7 billion at March 31, 2017, rising from $7.4 billion at December 31, 2016.
In the first quarter of 2017, the bank grew consumer loans by $59.7 million (21.5 percent annualized). Total loans for the bank were $5.28 billion at March 31, 2017, a $42 million (3.2 percent annualized) increase over $5.23 billion at December 31, 2016.
About Park National Corporation:
Headquartered in Newark, Ohio, Park National Corporation had $7.7 billion in total assets (as of March 31, 2017). The Park organization principally consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers Bank Division, United Bank, N.A. Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, and The Park National Bank of Southwest Ohio & Northern Kentucky Division; and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). The Park organization also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below…

Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing or reversal of the recent economic expansion in addition to continuing residual effects of recessionary conditions and an uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' ability to meet credit and other obligations; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins and impact loan demand; changes in consumer spending, borrowing and saving habits, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors; changes in unemployment; changes in customers', suppliers', and other counterparties' performance and creditworthiness; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures, changes to third-party relationships and our ability to attract, develop and retain qualified bank professionals; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; uncertainty regarding the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, pensions, bankruptcy, consumer protection, accounting, bank products and services, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the OCC, the FDIC, and the Federal Reserve Board, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011, the American Taxpayer Relief Act of 2012, the JOBS Act, the FAST Act and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; changes in law and policy accompanying the new presidential administration and uncertainty or speculation pending the enactment of such changes; significant changes in the tax laws, which may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio; the effect of trade, monetary, fiscal and other governmental policies of the U.S. federal government, including money supply and interest rate policies of the Federal Reserve Board; disruption in the liquidity and other functioning of U.S. financial markets; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe and Asia; the uncertainty surrounding the United Kingdom's exit from the European Union and its consequences; our litigation and regulatory compliance exposure, including any adverse developments in legal proceedings or other claims and unfavorable resolution of regulatory and other governmental examinations or other inquiries; the adequacy of our risk management program; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; fraud, scams and schemes of third parties; the impact of widespread natural and other disasters, pandemics, dislocations, terrorist activities or international hostilities on the economy and financial markets generally or on us or our counterparties specifically; demand for loans in the respective market areas served by Park and our subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended March 31, 2017, December 31, 2016, and March 31, 2016

	2017	2016	2016	Percent change vs.
(in thousands, except share and per share data)	1st QTR	4th QTR	1st QTR	4Q '16	1Q '16
INCOME STATEMENT:
Net interest income	$58,952	$62,249	$59,819	(5.3)%	(1.4)%
Provision for (recovery of) loan losses	876	(1,282)	910	N.M.	N.M.
Other income	17,507	22,071	17,389	(20.7)%	0.7%
Other expense	47,462	57,062	49,899	(16.8)%	(4.9)%
Income before income taxes	$28,121	$28,540	$26,399	(1.5)%	6.5%
Income taxes	7,854	8,538	7,713	(8.0)%	1.8%
Net income	$20,267	$20,002	$18,686	1.3%	8.5%

MARKET DATA:
Earnings per common share - basic (b)	$1.32	$1.30	$1.22	1.5%	8.2%
Earnings per common share - diluted (b)	1.31	1.30	1.21	0.8%	8.3%
Cash dividends per common share	0.94	0.94	0.94	—%	—%
Book value per common share at period end	48.64	48.38	47.60	0.5%	2.2%
Market price per common share at period end	105.20	119.66	90.00	(12.1)%	16.9%
Market capitalization at period end	1,609,254	1,835,670	1,379,773	(12.3)%	16.6%

Weighted average common shares - basic (a)	15,312,059	15,337,806	15,330,813	(0.2)%	(0.1)%
Weighted average common shares - diluted (a)	15,432,769	15,415,132	15,406,508	0.1%	0.2%
Common shares outstanding at period end	15,297,087	15,340,718	15,330,807	(0.3)%	(0.2)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.09%	1.07%	1.01%	1.9%	7.9%
Return on average shareholders' equity (a)(b)	11.05%	10.62%	10.38%	4.0%	6.5%
Yield on loans	4.62%	4.87%	4.80%	(5.1)%	(3.8)%
Yield on investment securities	2.42%	2.29%	2.38%	5.7%	1.7%
Yield on money markets	0.85%	0.53%	0.51%	60.4%	66.7%
Yield on earning assets	4.06%	4.23%	4.11%	(4.0)%	(1.2)%
Cost of interest bearing deposits	0.36%	0.34%	0.31%	5.9%	16.1%
Cost of borrowings	2.36%	2.40%	2.35%	(1.7)%	0.4%
Cost of paying liabilities	0.76%	0.74%	0.73%	2.7%	4.1%
Net interest margin (g)	3.49%	3.68%	3.55%	(5.2)%	(1.7)%
Efficiency ratio (g)	61.22%	67.04%	64.26%	(8.7)%	(4.7)%

OTHER RATIOS (NON - GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.10%	1.08%	1.02%	1.9%	7.8%
Annualized return on average tangible equity (a)(b)(c)	12.24%	11.76%	11.53%	4.1%	6.2%
Tangible book value per share (d)	$43.92	$43.67	$42.88	0.6%	2.4%

N.M. - Not meaningful
Note: Explanations (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Three months ended March 31, 2017, December 31, 2016, and March 31, 2016

				Percent change vs.
BALANCE SHEET:	March 31, 2017	December 31, 2016	March 31, 2016	4Q '16	1Q '16

Investment securities	$1,565,668	$1,579,783	$1,601,767	(0.9)%	(2.3)%
Loans	5,313,641	5,271,857	5,062,185	0.8%	5.0%
Allowance for loan losses	49,922	50,624	56,948	(1.4)%	(12.3)%
Goodwill	72,334	72,334	72,334	—%	—%
Other real estate owned (OREO)	13,693	13,926	17,745	(1.7)%	(22.8)%
Total assets	7,744,690	7,467,586	7,428,185	3.7%	4.3%
Total deposits	5,920,560	5,521,956	5,606,790	7.2%	5.6%
Borrowings	1,010,703	1,134,076	1,004,279	(10.9)%	0.6%
Total shareholders' equity	744,122	742,240	729,701	0.3%	2.0%
Tangible equity (d)	671,788	669,906	657,367	0.3%	2.2%
Nonperforming loans	107,284	108,083	118,960	(0.7)%	(9.8)%
Nonperforming assets	120,977	122,009	136,705	(0.8)%	(11.5)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	68.61%	70.60%	68.15%	(2.8)%	0.7%
Nonperforming loans as a % of period end loans	2.02%	2.05%	2.35%	(1.5)%	(14.0)%
Nonperforming assets as a % of period end loans + OREO	2.27%	2.31%	2.69%	(1.7)%	(15.6)%
Allowance for loan losses as a % of period end loans	0.94%	0.96%	1.12%	(2.1)%	(16.1)%
Net loan charge-offs	$1,578	$1,656	$456	N.M.	N.M.
Annualized net loan charge-offs as a % of average loans (a)	0.12%	0.13%	0.04%	N.M.	N.M.

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	9.61%	9.94%	9.82%	(3.3)%	(2.1)%
Tangible equity (d) / Tangible assets (f)	8.76%	9.06%	8.94%	(3.3)%	(2.0)%
Average shareholders' equity / Average assets (a)	9.84%	10.11%	9.78%	(2.7)%	0.6%
Average shareholders' equity / Average loans (a)	14.10%	14.36%	14.34%	(1.8)%	(1.7)%
Average loans / Average deposits (a)	92.45%	93.54%	91.31%	(1.2)%	1.2%

N.M. - Not meaningful
Note: Explanations (a) - (h) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the three months ended March 31, 2017, December 31, 2016 and March 31, 2016.

(b) Reported measure uses net income.

(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED
	March 31, 2017	December 31, 2016	March 31, 2016
AVERAGE SHAREHOLDERS' EQUITY	$744,040	$749,053	$724,316
Less: Average goodwill	72,334	72,334	72,334
AVERAGE TANGIBLE EQUITY	$671,706	$676,719	$651,982

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	March 31, 2017	December 31, 2016	March 31, 2016
TOTAL SHAREHOLDERS' EQUITY	$744,122	$742,240	$729,701
Less: Goodwill	72,334	72,334	72,334
TANGIBLE EQUITY	$671,788	$669,906	$657,367

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED
	March 31, 2017	December 31, 2016	March 31, 2016
AVERAGE ASSETS	$7,559,691	$7,408,109	$7,405,345
Less: Average goodwill	72,334	72,334	72,334
AVERAGE TANGIBLE ASSETS	$7,487,357	$7,335,775	$7,333,011

(f) Tangible equity divided by tangible assets. Tangible assets equals total assets less goodwill, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	March 31, 2017	December 31, 2016	March 31, 2016
TOTAL ASSETS	$7,744,690	$7,467,586	$7,428,185
Less: Goodwill	72,334	72,334	72,334
TANGIBLE ASSETS	$7,672,356	$7,395,252	$7,355,851

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED
	March 31, 2017	December 31, 2016	March 31, 2016
Interest income	$68,755	$71,697	$69,308
Fully taxable equivalent adjustment	1,072	799	444
Fully taxable equivalent interest income	$69,827	$72,496	$69,752
Interest expense	9,803	9,448	9,489
Fully taxable equivalent net interest income	$60,024	$63,048	$60,263

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended
	March 31,
(in thousands, except share and per share data)	2017	2016

Interest income:
Interest and fees on loans	$59,908	$60,052
Interest on:
Obligations of U.S. Government, its agencies
and other securities	7,138	8,609
Obligations of states and political subdivisions	1,460	373
Other interest income	249	274
Total interest income	68,755	69,308

Interest expense:
Interest on deposits:
Demand and savings deposits	1,614	824
Time deposits	2,161	2,387
Interest on borrowings	6,028	6,278
Total interest expense	9,803	9,489

Net interest income	58,952	59,819

Provision for loan losses	876	910

Net interest income after provision for loan losses	58,076	58,909

Other income	17,507	17,389

Other expense	47,462	49,899

Income before income taxes	28,121	26,399

Income taxes	7,854	7,713

Net income	$20,267	$18,686

Per Common Share:
Net income - basic	$1.32	$1.22
Net income - diluted	$1.31	$1.21

Weighted average shares - basic	15,312,059	15,330,813
Weighted average shares - diluted	15,432,769	15,406,508

Cash Dividends Declared	$0.94	$0.94

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	March 31, 2017	December 31, 2016

Assets

Cash and due from banks	$106,529	$122,811
Money market instruments	285,243	23,635
Investment securities	1,565,668	1,579,783
Loans	5,313,641	5,271,857
Allowance for loan losses	(49,922)	(50,624)
Loans, net	5,263,719	5,221,233
Bank premises and equipment, net	57,220	57,971
Goodwill	72,334	72,334
Other real estate owned	13,693	13,926
Other assets	380,284	375,893
Total assets	$7,744,690	$7,467,586

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,548,363	$1,523,417
Interest bearing	4,372,197	3,998,539
Total deposits	5,920,560	5,521,956
Borrowings	1,010,703	1,134,076
Other liabilities	69,305	69,314
Total liabilities	$7,000,568	$6,725,346

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at March 31, 2017 and December 31, 2016)	$—	$—
Common shares (No par value; 20,000,000 shares authorized in 2016 and 2015; 16,150,795 shares issued at March 31, 2017 and 16,150,807 shares issued at December 31, 2016)	305,856	305,826
Accumulated other comprehensive loss, net of taxes	(16,723)	(17,745)
Retained earnings	541,241	535,631
Treasury shares (853,708 shares at March 31, 2017 and 810,089 shares at December 31, 2016)	(86,252)	(81,472)
Total shareholders' equity	$744,122	$742,240

Total liabilities and shareholders' equity	$7,744,690	$7,467,586

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended
	March 31,
(in thousands)	2017	2016

Assets

Cash and due from banks	$119,608	$118,981
Money market instruments	118,999	217,384
Investment securities	1,565,977	1,562,194
Loans	5,278,539	5,049,327
Allowance for loan losses	(50,843)	(56,999)
Loans, net	5,227,696	4,992,328
Bank premises and equipment, net	57,870	59,577
Goodwill	72,334	72,334
Other real estate owned	13,744	18,303
Other assets	383,463	364,244
Total assets	$7,559,691	$7,405,345

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,499,355	$1,357,998
Interest bearing	4,210,203	4,171,865
Total deposits	5,709,558	5,529,863
Borrowings	1,034,678	1,072,814
Other liabilities	71,415	78,352
Total liabilities	$6,815,651	$6,681,029

Shareholders' Equity:
Preferred shares	$—	$—
Common shares	305,908	303,986
Accumulated other comprehensive loss, net of taxes	(17,232)	(8,446)
Retained earnings	539,936	511,249
Treasury shares	(84,572)	(82,473)
Total shareholders' equity	$744,040	$724,316

Total liabilities and shareholders' equity	$7,559,691	$7,405,345

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2017	2016	2016	2016	2016
(in thousands, except per share data)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Interest income:
Interest and fees on loans	$59,908	$63,633	$59,893	$58,401	$60,052
Interest on:
Obligations of U.S. Government, its agencies and other securities	7,138	6,909	7,339	7,770	8,609
Obligations of states and political subdivisions	1,460	979	689	591	373
Other interest income	249	176	321	249	274
Total interest income	68,755	71,697	68,242	67,011	69,308

Interest expense:
Interest on deposits:
Demand and savings deposits	1,614	1,228	1,094	933	824
Time deposits	2,161	2,209	2,352	2,389	2,387
Interest on borrowings	6,028	6,011	6,263	6,204	6,278
Total interest expense	9,803	9,448	9,709	9,526	9,489

Net interest income	58,952	62,249	58,533	57,485	59,819

Provision for (recovery of) loan losses	876	(1,282)	(7,366)	2,637	910

Net interest income after provision for (recovery of) loan losses	58,076	63,531	65,899	54,848	58,909

Other income	17,507	22,071	20,535	18,736	17,389

Other expense	47,462	57,062	46,756	45,306	49,899

Income before income taxes	28,121	28,540	39,678	28,278	26,399

Income taxes	7,854	8,538	12,229	8,280	7,713

Net income	$20,267	$20,002	$27,449	$19,998	$18,686

Per Common Share:
Net income - basic	$1.32	$1.30	$1.79	$1.30	$1.22
Net income - diluted	$1.31	$1.30	$1.78	$1.30	$1.21

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2017	2016	2016	2016	2016
(in thousands)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Other income:
Income from fiduciary activities	$5,514	$5,534	$5,315	$5,438	$5,113
Service charges on deposits	3,139	3,461	3,800	3,575	3,423
Other service income	2,804	4,854	3,640	3,351	2,574
Checkcard fee income	3,761	3,877	3,780	3,868	3,532
Bank owned life insurance income	1,103	1,054	1,038	1,049	1,197
ATM fees	542	534	581	570	583
OREO valuation adjustments	(73)	(29)	(233)	(221)	(118)
Gain on the sale of OREO, net	100	244	783	162	134
Miscellaneous	617	2,542	1,831	944	951
Total other income	$17,507	$22,071	$20,535	$18,736	$17,389

Other expense:
Salaries	$22,717	$22,140	$22,084	$21,256	$21,554
Employee benefits	5,181	4,522	5,073	4,894	4,773
Occupancy expense	2,635	2,546	2,506	2,639	2,548
Furniture and equipment expense	3,618	3,470	3,437	3,416	3,443
Data processing fees	1,965	1,568	1,450	1,373	1,217
Professional fees and services	4,829	8,757	6,356	5,401	6,667
Marketing	1,056	1,277	1,062	1,073	1,111
Insurance	1,570	1,553	1,423	1,438	1,411
Communication	1,333	1,257	1,154	1,353	1,221
State tax expense	1,063	941	895	798	926
Debt prepayment penalty	—	5,554	—	—	—
Miscellaneous	1,495	3,477	1,316	1,665	5,028
Total other expense	$47,462	$57,062	$46,756	$45,306	$49,899

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

		Year ended December 31,
(in thousands, except ratios)	March 31, 2017	2016	2015	2014		2013

Allowance for loan losses:
Allowance for loan losses, beginning of period	$50,624	$56,494	$54,352	$59,468		$55,537
Charge-offs	3,708	20,799	14,290	24,780	(A)	19,153
Recoveries	2,130	20,030	11,442	26,997		19,669
Net charge-offs (recoveries)	1,578	769	2,848	(2,217)		(516)
Provision for (recovery of) loan losses	876	(5,101)	4,990	(7,333)		3,415
Allowance for loan losses, end of period	$49,922	$50,624	$56,494	$54,352		$59,468
(A) Year ended December 31, 2014 included $4.3 million in charge-offs related to the transfer of $22.0 million of commercial loans to the held for sale portfolio.

General reserve trends:
Allowance for loan losses, end of period	$49,922	$50,624	$56,494	$54,352		$59,468
Specific reserves	1,091	548	4,191	3,660		10,451
General reserves	$48,831	$50,076	$52,303	$50,692		$49,017

Total loans	$5,313,641	$5,271,857	$5,068,085	$4,829,682		$4,620,505
Impaired commercial loans	70,099	70,415	80,599	73,676		112,304
Total loans less impaired commercial loans	$5,243,542	$5,201,442	$4,987,486	$4,756,006		$4,508,201

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans	0.12%	0.02%	0.06%	(0.05)%		(0.01)%
Allowance for loan losses as a % of period end loans	0.94%	0.96%	1.11%	1.13%		1.29%
General reserves as a % of total loans less impaired commercial loans	0.93%	0.96%	1.05%	1.07%		1.09%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$84,294	$87,822	$95,887	$100,393		$135,216
Accruing troubled debt restructuring	21,153	18,175	24,979	16,254		18,747
Loans past due 90 days or more	1,837	2,086	1,921	2,641		1,677
Total nonperforming loans	$107,284	$108,083	$122,787	$119,288		$155,640
Other real estate owned - Park National Bank	5,792	6,025	7,456	10,687		11,412
Other real estate owned - SEPH	7,901	7,901	11,195	11,918		23,224
Total nonperforming assets	$120,977	$122,009	$141,438	$141,893		$190,276
Percentage of nonaccrual loans to period end loans	1.59%	1.67%	1.89%	2.08%		2.93%
Percentage of nonperforming loans to period end loans	2.02%	2.05%	2.42%	2.47%		3.37%
Percentage of nonperforming assets to period end loans	2.28%	2.31%	2.79%	2.94%		4.12%
Percentage of nonperforming assets to period end total assets	1.56%	1.63%	1.93%	2.03%		2.87%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

		Year ended December 31,
(in thousands, except ratios)	March 31, 2017	2016	2015	2014	2013

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$72,780	$76,084	$81,468	$77,477	$99,108
Accruing troubled debt restructuring	21,153	18,175	24,979	16,157	18,747
Loans past due 90 days or more	1,837	2,086	1,921	2,641	1,677
Total nonperforming loans	$95,770	$96,345	$108,368	$96,275	$119,532
Other real estate owned - Park National Bank	5,792	6,025	7,456	10,687	11,412
Total nonperforming assets	$101,562	$102,370	$115,824	$106,962	$130,944
Percentage of nonaccrual loans to period end loans	1.37%	1.45%	1.61%	1.61%	2.16%
Percentage of nonperforming loans to period end loans	1.81%	1.83%	2.14%	2.00%	2.61%
Percentage of nonperforming assets to period end loans	1.92%	1.95%	2.29%	2.23%	2.86%
Percentage of nonperforming assets to period end total assets	1.32%	1.38%	1.60%	1.55%	2.01%

Nonperforming Assets - SEPH/Vision Bank (retained portfolio):
Nonaccrual loans	$11,514	$11,738	$14,419	$22,916	$36,108
Accruing troubled debt restructuring	—	—	—	97	—
Loans past due 90 days or more	—	—	—	—	—
Total nonperforming loans	$11,514	$11,738	$14,419	$23,013	$36,108
Other real estate owned - SEPH	7,901	7,901	11,195	11,918	23,224
Total nonperforming assets	$19,415	$19,639	$25,614	$34,931	$59,332

New nonaccrual loan information - Park National Corporation
Nonaccrual loans, beginning of period	$87,822	$95,887	$100,393	$135,216	$155,536
New nonaccrual loans	11,733	74,786	80,791	70,059	67,398
Resolved nonaccrual loans	15,261	82,851	85,165	86,384	87,718
Sale of nonaccrual loans held for sale	—	—	132	18,498	—
Nonaccrual loans, end of period	$84,294	$87,822	$95,887	$100,393	$135,216

New nonaccrual loan information - Park National Bank and Guardian
Nonaccrual loans, beginning of period	$76,084	$81,468	$77,477	$99,108	$100,244
New nonaccrual loans - Ohio-based operations	11,733	74,663	80,791	69,389	66,197
Resolved nonaccrual loans	15,037	80,047	76,800	78,288	67,333
Sale of nonaccrual loans held for sale	—	—	—	12,732	—
Nonaccrual loans, end of period	$72,780	$76,084	$81,468	$77,477	$99,108

New nonaccrual loan information - SEPH/Vision Bank
Nonaccrual loans, beginning of period	$11,738	$14,419	$22,916	$36,108	$55,292
New nonaccrual loans - SEPH/Vision Bank	—	123	—	670	1,201
Resolved nonaccrual loans	224	2,804	8,365	8,096	20,385
Sale of nonaccrual loans held for sale	—	—	132	5,766	—
Nonaccrual loans, end of period	$11,514	$11,738	$14,419	$22,916	$36,108

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$93,830	$95,358	$109,304	$106,156	$175,576
Prior charge-offs	23,731	24,943	28,705	32,480	63,272
Remaining principal balance	70,099	70,415	80,599	73,676	112,304
Specific reserves	1,091	548	4,191	3,660	10,451
Book value, after specific reserve	$69,008	$69,867	$76,408	$70,016	$101,853

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com